Exhibit 99.1

Media Inquiries:	Investor Inquiries:
Matt Schroder	Thierry Denis
419.248.8987	419.248.5748

Owens Corning Reports Record Quarterly Results

Best Earnings Performance in the Company’s History

•	Improved Third-Quarter EBIT and Revenue in All Three Businesses Versus 2010

•	Delivered 21-Percent EBIT Margins Year-to-Date in Roofing

•	Improved Performance in Insulation on Strong Execution

•	Grew Composites EBIT by 14 Percent Versus 2010

TOLEDO, Ohio – October 26, 2011 – Owens Corning (NYSE: OC) today reported that consolidated net sales increased 22 percent to $1.5 billion in the third quarter of 2011, compared with $1.2 billion in the same period last year.

Third-quarter 2011 adjusted earnings, based on the company’s expected full-year effective tax rate of 25 percent, were $110 million, or $0.90 per diluted share, compared with $44 million, or $0.35 per diluted share, during the same period last year. Third-quarter 2011 net earnings were $124 million, or $1.01 per diluted share, compared with net earnings of $58 million, or $0.46 per diluted share, in the third quarter of 2010. (See Tables 1, 2 and 3 for a discussion and reconciliation of these items.)

“Owens Corning delivered record earnings performance in the third quarter,” said Chairman and Chief Executive Officer Mike Thaman. “We continue to benefit from strong execution in an uncertain economy and a resilient portfolio of market-leading businesses.”

Consolidated Third-Quarter 2011 Results

•

Owens Corning’s primary safety metric improved by approximately 25 percent year-to-date over the company’s full-year 2010 performance. This positions the company for a tenth consecutive year of safety improvement.

•

Third-quarter earnings before interest and taxes (EBIT) was $177 million in 2011 compared with $69 million in the third quarter of 2010. In 2010, the company had certain items that were not the result of current operations. After adjusting for these items, Owens Corning’s third-quarter 2010 EBIT was $90 million. (See Table 2 for a reconciliation of these items.)

•	Gross margin as a percentage of net sales was 22 percent in the third quarter of 2011 compared with 20 percent in 2010.

Other Financial Items

•	The company maintains a strong balance sheet with ample liquidity. The company refinanced its senior revolving credit facility in the quarter to extend its maturity to 2016 and reduce borrowing costs.

•	The company has repurchased 4.0 million shares of its common stock year-to-date. As of September 30, 2011, an additional 3.7 million shares remained available for repurchase.

•	Owens Corning’s federal tax net operating loss carry-forward was $2.3 billion as of September 30, 2011.

•	At the end of the third quarter of 2011, excluding the impact of interest rate swaps, Owens Corning had total debt, less cash-on-hand of $1.96 billion, compared with $1.57 billion at the end of 2010.

Outlook

“The company’s current year estimate for EBIT is now in the range of $460 million to $490 million, reflecting our expectation that some portion of the storm-related demand for our Roofing products will materialize in 2012, as well as a moderated view of growth in the Composites market in 2011,” Thaman said. “At the midpoint of this EBIT range, we anticipate delivering a second consecutive year of Adjusted EPS growth of nearly 40 percent.”

Owens Corning outlines the following additional expectations for 2011:

As a result of tax-planning initiatives, the effective book tax rate for 2011 is now expected to be 25 percent or less. Cash taxes are expected to be less than $30 million in 2011. The company estimates a long-term effective tax rate of 25 percent to 28 percent based on the blend of effective tax rates for its U.S. and non-U.S. operations.

Depreciation and amortization expense will be approximately $330 million in 2011.

Capital expenditures in 2011 are expected to total approximately $400 million.

Next Earnings Announcement

Fourth-quarter 2011 and full-year 2011 results will be announced on Wednesday, February 15, 2012.

Third-Quarter Conference Call and Presentation

Wednesday, October 26, 2011

11 a.m. Eastern Daylight Time

All Callers

Live dial-in telephone number: U.S. 1-800-322-5044 or International 1-617-614-4927

Passcode: 64977007

(Please dial in 10 minutes before conference call start time.)

Live webcast: http://www.owenscorning.com/investors

Telephone replay available through November 2, 2011: U.S. 1-888-286-8010 or International 1-617-801-6888

Passcode: 10726127

Replay of webcast also available at: http://www.owenscorning.com/investors

Presentation

To view the slide presentation during the conference call, please log on to the live webcast at www.owenscorning.com/investors

About Owens Corning

Owens Corning (NYSE: OC) is a leading global producer of residential and commercial building materials, glass-fiber reinforcements and engineered materials for composite systems. A Fortune® 500 company for 57 consecutive years, Owens Corning is committed to driving sustainability by delivering solutions, transforming markets and enhancing lives. Founded in 1938, Owens Corning is a market-leading innovator of glass-fiber technology with sales of $5.0 billion in 2010 and approximately 15,000 employees in 28 countries on five continents. Additional information is available at www.owenscorning.com.

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected in these statements. Such factors include, without limitation: economic and political conditions, including new legislation or other governmental actions; levels of residential and commercial construction activity; competitive factors; pricing factors; weather conditions; our level of indebtedness; industry and economic conditions that affect the market and operating conditions of our customers, suppliers or lenders; availability and cost of energy and materials; availability and cost of credit; interest rate movements; issues related to expansion of our production capacity; issues related to acquisitions, divestitures and joint ventures; our ability to use our net operating loss carry-forwards; achievement of expected synergies, cost reductions and/or productivity improvements; issues involving implementation of new business systems; foreign exchange fluctuations; research and development activities; difficulties in managing production capacity; labor disputes; and factors detailed from time to time in the company’s Securities and Exchange Commission filings. The information in this news release speaks as of the date October 26, 2011, and is subject to change. The company does not undertake any duty to update or revise forward-looking statements. Any distribution of this news release after that date is not intended and will not be construed as updating or confirming such information.

Table 1

Owens Corning and Subsidiaries

Consolidated Statements of Earnings

(unaudited)

(in millions, except per share amounts)

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2011	2010	2011	2010
NET SALES	$1,450	$1,186	$4,139	$3,829
COST OF SALES	1,133	950	3,341	3,073

Gross margin	317	236	798	756
OPERATING EXPENSES
Marketing and administrative expenses	119	123	395	385
Science and technology expenses	20	19	58	55
Charges related to cost reduction actions	—	15	—	24
Other (income) expenses, net	1	10	(28)	15

Total operating expenses	140	167	425	479

EARNINGS BEFORE INTEREST AND TAXES	177	69	373	277
Interest expense, net	28	28	81	85

EARNINGS BEFORE TAXES	149	41	292	192
Less: Income tax expense (benefit)	23	(19)	63	(854)
Equity in net earnings of affiliates	—	1	1	3

NET EARNINGS	126	61	230	1,049
Less: Net earnings attributable to noncontrolling interests	2	3	4	6

NET EARNINGS ATTRIBUTABLE TO OWENS CORNING	$124	$58	$226	$1,043

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS
Basic	$1.02	$0.46	$1.83	$8.27
Diluted	$1.01	$0.46	$1.82	$8.19

WEIGHTED-AVERAGE COMMON SHARES
Basic	121.7	125.1	123.2	126.1
Diluted	122.6	126.6	124.2	127.4

Owens Corning follows the authoritative guidance referring to “Noncontrolling Interest in Consolidated Financial Statements,” effective January 1, 2009, which, among other things, changed the presentation format and certain captions of the Consolidated Statements of Earnings and Consolidated Balance Sheets. Owens Corning uses the captions recommended by this standard in its Consolidated Financial Statements such as net earnings attributable to Owens Corning and diluted earnings per common share attributable to Owens Corning common stockholders. However, in the preceding release Owens Corning has shortened this language to net earnings and earnings per share (or a slight variation thereof), respectively.

Table 2

Owens Corning and Subsidiaries

EBIT Reconciliation Schedules

(unaudited)

For purposes of internal review of Owens Corning’s year-over-year operational performance, management excludes from net earnings attributable to Owens Corning certain items it believes are not the result of current operations. The adjusted financial measure resulting from these adjustments is used internally by Owens Corning for various purposes, including reporting results of operations to the Board of Directors, analysis of performance, and related employee compensation measures. Although management believes that these adjustments result in a measure that provides it a useful representation of its operational performance, the adjusted measure should not be considered in isolation or as a substitute for net earnings attributable to Owens Corning as prepared in accordance with accounting principles generally accepted in the United States.

Adjusting items are shown in the table below (in millions):

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2011	2010	2011	2010
Charges related to cost reduction actions and related items	$—	$(16)	$—	$(33)
Acquisition, integration, transaction, and other costs	—	(4)	—	(6)
Net precious metal lease expense	—	(1)	—	(1)

Total adjusting items	$—	$(21)	$—	$(40)

The reconciliation from net earnings attributable to Owens Corning to Adjusted EBIT is shown in the table below (in millions):

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2011	2010	2011	2010
NET EARNINGS ATTRIBUTABLE TO OWENS CORNING	$124	$58	$226	$1,043
Less: Net earnings attributable to noncontrolling interests	2	3	4	6

NET EARNINGS	126	61	230	1,049
Equity in net earnings of affiliates	—	1	1	3
Income tax expense (benefit)	23	(19)	63	(854)

EARNINGS BEFORE TAXES	149	41	292	192
Interest expense, net	28	28	81	85

EARNINGS BEFORE INTEREST AND TAXES	177	69	373	277
Less: adjusting items from above	—	(21)	—	(40)

ADJUSTED EARNINGS BEFORE INTEREST AND TAXES	$177	$90	$373	$317

Table 3

Owens Corning and Subsidiaries

EPS Reconciliation Schedules

(unaudited)

(in millions, except per share data)

For purposes of internal review of Owens Corning’s year-over-year operational performance, management excludes from net earnings attributable to Owens Corning certain items it believes are not the result of current operations. The adjusted financial measures resulting from these adjustments are used internally by Owens Corning for various purposes, including reporting results of operations to the Board of Directors, analysis of performance and related employee compensation measures. Although management believes that these adjustments result in measures that provide it a useful representation of its operational performance, the adjusted measures should not be considered in isolation or as a substitute for net earnings attributable to Owens Corning as prepared in accordance with accounting principles generally accepted in the United States.

A reconciliation from net earnings attributable to Owens Corning to Adjusted Earnings and a reconciliation from diluted earnings per share to adjusted diluted earnings per share are shown in the tables below:

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2011	2010	2011	2010
RECONCILIATION TO ADJUSTED EARNINGS
Net earnings attributable to Owens Corning	$124	$58	$226	$1,043
Adjustment to remove adjusting items net of pro forma effective tax rate*	—	16	—	30
Adjustment to tax expense to reflect pro forma tax rate*	(14)	(30)	(10)	(903)

ADJUSTED EARNINGS	$110	$44	$216	$170

RECONCILIATION TO ADJUSTED DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS
DILUTED EARNINGS PER COMMON SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS	$1.01	$0.46	$1.82	$8.19
Adjustment to remove adjusting items net of pro forma tax rate*	—	0.13	—	0.23
Adjustment to tax expense to reflect a pro forma tax rate*	(0.11)	(0.24)	(0.08)	(7.09)

ADJUSTED DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO OWENS CORNING COMMON STOCKHOLDERS	$0.90	$0.35	$1.74	$1.33

RECONCILIATON TO DILUTED SHARES OUTSTANDING
Weighted-average shares outstanding used for basic earnings per share	121.7	125.1	123.2	126.1
Non-vested restricted shares	0.6	1.3	0.6	1.1
Options to purchase common stock	0.3	0.2	0.4	0.2

Diluted shares outstanding	122.6	126.6	124.2	127.4

*	Pro forma tax rates used were 25% in 2011 and 2010 as this is the expected full-year effective tax rate based upon the projected blend of its U.S. and non-U.S. operations.

Table 4

Owens Corning and Subsidiaries

Consolidated Statements of Cash Flows

(unaudited)

(in millions)

	Nine Months Ended Sept. 30,
	2011	2010
NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES
Net earnings	$230	$1,049
Adjustments to reconcile net earnings to cash provided by operating activities:
Depreciation and amortization	243	242
Gain on sale of businesses and fixed assets	(30)	(4)
Deferred income taxes	29	(874)
Provision for pension and other employee benefits liabilities	26	23
Stock-based compensation expense	16	16
Other non-cash	(18)	(6)
Change in working capital	(330)	(132)
Pension fund contribution	(104)	(29)
Payments for other employee benefits liabilities	(17)	(19)
Other	14	15

Net cash flow provided by operating activities	59	281

NET CASH FLOW USED FOR INVESTING ACTIVITIES
Additions to plant and equipment	(303)	(199)
Investment in subsidiaries and affiliates, net of cash acquired	(84)	—
Proceeds from the sale of assets or affiliates	81	16

Net cash flow used for investing activities	(306)	(183)

NET CASH FLOW PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from senior revolving credit facility	805	406
Payments on senior revolving credit facility	(629)	(315)
Proceeds from long-term debt	6	1
Payments on long-term debt	(10)	(606)
Net increase (decrease) in short-term debt	219	(8)
Purchases of treasury stock	(138)	(102)
Other	12	2

Net cash flow provided by (used for) financing activities	265	(622)

Effect of exchange rate changes on cash	(20)	(5)

Net decrease in cash and cash equivalents	(2)	(529)
Cash and cash equivalents at beginning of period	52	564

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$50	$35

Table 5

Owens Corning and Subsidiaries

Consolidated Balance Sheets

(unaudited)

(in millions)

ASSETS	Sept. 30, 2011	Dec. 31, 2010
CURRENT ASSETS
Cash and cash equivalents	$50	$52
Receivables, less allowances of $15 at Sept. 30, 2011 and $19 at Dec. 31, 2010	783	546
Inventories	746	620
Assets held for sale—current	—	16
Other current assets	214	174

Total current assets	1,793	1,408
Property, plant and equipment, net	2,839	2,754
Goodwill	1,145	1,088
Intangible assets	1,079	1,090
Deferred income taxes	517	529
Assets held for sale—non-current	—	26
Other non-current assets	293	263

TOTAL ASSETS	$7,666	$7,158

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable and accrued liabilities	$960	$942
Short-term debt	221	1
Long-term debt—current portion	3	5
Liabilities held for sale—current	—	7

Total current liabilities	1,184	955
Long-term debt, net of current portion	1,832	1,629
Pension plan liability	311	378
Other employee benefits liability	295	298
Deferred income taxes	60	75
Other liabilities	203	137
Commitments and contingencies
OWENS CORNING STOCKHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share (a)	—	—
Common stock, par value $0.01 per share (b)	1	1
Additional paid in capital	3,900	3,876
Accumulated earnings	420	194
Accumulated other comprehensive deficit	(217)	(194)
Cost of common stock in treasury (c)	(362)	(229)

Total Owens Corning stockholders’ equity	3,742	3,648
Noncontrolling interests	39	38

Total equity	3,781	3,686

TOTAL LIABILITIES AND EQUITY	$7,666	$7,158

(a)	10 shares authorized; none issued or outstanding at Sept. 30, 2011, and Dec. 31, 2010
(b)	400 shares authorized; 134.4 issued and 120.9 outstanding at Sept. 30, 2011; 133.2 issued and 123.9 outstanding at Dec. 31, 2010
(c)	13.5 shares at Sept. 30, 2011, and 9.3 shares at Dec. 31, 2010

Table 6

Owens Corning and Subsidiaries

Segment and Business Information

(unaudited)

Composites

The table below provides a summary of net sales, EBIT and depreciation and amortization expense for the Composites segment (in millions):

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2011	2010	2011	2010
Net sales	$496	$477	$1,517	$1,431
% change from prior year	4%	6%	6%	21%

EBIT	$49	$43	$152	$116
EBIT as a % of net sales	10%	9%	10%	8%

Depreciation and amortization expense	$31	$32	$97	$90

Building Materials

The table below provides a summary of net sales, EBIT and depreciation and amortization expense for the Building Materials segment and our businesses within this segment (in millions):

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2011	2010	2011	2010
Net sales
Insulation	$365	$315	$981	$953
Roofing	644	404	1,785	1,507
Other	—	23	—	66

Total Building Materials	$1,009	$742	$2,766	$2,526
% change from prior year	36%	-21%	10%	-2%

EBIT
Insulation	$(12)	$(18)	$(97)	$(80)
Roofing	156	91	374	368
Other	—	(6)	—	(16)

Total Building Materials	$144	$67	$277	$272
EBIT as a % of net sales	14%	9%	10%	11%

Depreciation and amortization expense
Insulation	$30	$34	$89	$94
Roofing	10	9	31	30

Total Building Materials	$40	$43	$120	$124

Table 7

Owens Corning and Subsidiaries

Corporate, Other and Eliminations

(unaudited)

Corporate, Other and Eliminations

The table below provides a summary of EBIT and depreciation and amortization expense for the Corporate, Other and Eliminations category (in millions):

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2011	2010	2011	2010
Charges related to cost reduction actions and related items	$—	$(16)	$(17)	$(33)
Acquisition, integration, transaction and other costs	—	(4)	—	(6)
Net precious metal lease expense	—	(1)	—	(1)
Gain on sale of Capivari, Brazil, facility	—	—	16	—
General corporate expense and other	(16)	(20)	(55)	(71)

EBIT	$(16)	$(41)	$(56)	$(111)

Depreciation and amortization	$7	$8	$26	$28